Due to Unrelated Party	6 Months Ended
Sep. 30, 2021
NEWTOWN LANE MARKETING, INCORPORATED [Member]
Due to Unrelated Party [Line Items]
DUE TO UNRELATED PARTY

NOTE 5 — DUE TO UNRELATED PARTY

In connection with Merger Agreement with Appgate (see Note 1), the Merger Agreement provides that from the date of the Merger Agreement (February 8, 2021) through the date of closing, all expenses incurred by Newtown in connection with consummating the merger with Appgate that are payable by Newtown prior to the closing shall be paid by Appgate. As of September 30, 2021, Appgate has paid $160,086 on behalf of Newtown and the amount is recorded as Due to Unrelated Party until the closing date. If the merger were not to close under certain circumstances, those expenses that are payable by Newtown or paid by Appgate on behalf of Newtown would be obligations of Newtown. The Merger is expected to be consummated in the third quarter of 2021, subject to the fulfillment of certain closing conditions.